                                                                    EXHIBIT 10.2

                                     FORM OF
                              REVOLVING CREDIT NOTE
$_____________________                                    Nashville, Tennessee
                                                             November 22, 2002


         FOR VALUE RECEIVED, the undersigned, AMERICAN HEALTHWAYS, INC., a Delaware corporation (the "BORROWER"), hereby promises to pay to______________ ____________________________________ (the "LENDER") or its registered assigns, at the office of ("______________________") at ____________________, on the
Commitment Termination Date (as defined in the Amended and Restated Revolving Credit Agreement dated as of November 22, 2002, (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the lenders from time to time party thereto and SunTrust Bank, as administrative agent for the lenders, the lesser of (i) the principal sum of __________ and 00/100 ($___________) or (ii) the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all costs of collection, including the reasonable attorneys' fees of the Lender.

         The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates provided in the Credit Agreement.

         In no event (i) shall Advances be made hereunder in excess of the Borrowing Base, nor (ii) shall amounts outstanding hereunder be permitted to exceed the Borrowing Base.

         All borrowings evidenced by this Revolving Credit Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement.

         Anything in this Note or in any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds hereunder, acceleration of the maturity of the unpaid balance hereunder or otherwise, shall the interest and loan charges agreed to be paid to any Lender for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collectible under applicable laws in effect from time to time. It is understood and agreed by the parties that, if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Borrower in respect of this Note shall exceed the maximum amounts collectible under applicable laws in effect from time to time, then ipso facto, the obligation to pay such interest and/or loan charges shall be reduced to the maximum amounts collectible under applicable laws in effect from time to time, and any amounts collected by the Lender that exceed such maximum amounts shall be applied to the reduction of the principal balance hereunder and/or refunded to Borrower so that at no time shall the interest or loan charges paid or payable in respect of the indebtedness evidenced herein exceed the maximum amounts permitted from time to time by applicable law.

         This Revolving Credit Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TENNESSEE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                          AMERICAN HEALTHWAYS, INC.


                                          By:
                                             ----------------------------------
                                                   Name:
                                                   Title:

                                          [SEAL]

                               LOANS AND PAYMENTS



         Date                 Amount and                 Payments of       Unpaid Principal          Name of Person
                             Type of Loan                 Principal           Balance of                 Making
                                                                                 Note                   Notation
     --------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------